Vanguard(R)New York
Tax-Exempt Funds

Annual Report
November 30, 2002

Vanguard New York Tax-Exempt
Money Market Fund

Vanguard New York Long-Term
Tax-Exempt Fund

The Vanguard Group(R)

Earning Your Trust Every Day

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
[PHOTO]
Chairman and Chief Executive Officer

Summary
* During the 2002 fiscal year, the Vanguard New York Tax-Exempt Funds earned solid total returns that topped those of their average peers.
* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period, with munis providing higher after-tax yields than Treasuries at the fiscal year-end.
* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.


Contents
 1 Letter from the Chairman
 7 Report from the Adviser
10 Fund Profiles
12 Glossary of Investment Terms
13 Performance Summaries
15 Results of Proxy Voting
16 Financial Statements
36 Advantages of Vanguard.com

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Dear Shareholder,
The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. The Investor and Admiral(TM) Shares of Vanguard(R) New York Long-Term Tax-Exempt Fund earned total returns of 6.8% and 6.9%, respectively, in the period. Each result was well above the return of the average competing fund and topped the returns of the fund's index benchmarks. Vanguard(R) New York Tax-Exempt Money Market Fund also outperformed its average peer.

--------------------------------------------------
2002 Total Returns             Fiscal Year Ended
                                     November 30
--------------------------------------------------
Vanguard New York Tax-Exempt
 Money Market Fund
  (SEC 7-Day Annualized Yield: 1.12%)       1.3%
Average New York Tax-Exempt
 Money Market Fund*                         0.9
--------------------------------------------------
Vanguard New York Long-Term
 Tax-Exempt Fund
 Investor Shares                            6.8%
 Admiral Shares                             6.9
Average New York Municipal Debt Fund*       5.2
Lehman 10 Year Municipal Bond Index         6.7
Lehman Municipal Bond Index                 6.3
--------------------------------------------------
*Derived from data provided by Lipper Inc. For the Long-Term Tax-Exempt Fund, based on the Average New
York  Insured  Municipal  Debt Fund  through  March
31, 2002, and the Average New York Municipal Debt
Fund thereafter.

     The table at left shows the total returns (capital change plus reinvested distributions) for the funds and their average peer mutual funds. For the Long-Term Tax-Exempt Fund, we also include the returns of two unmanaged measures of the municipal bond market: the Lehman Brothers Municipal Bond Index, a proxy for the overall market, and the Lehman 10 Year Municipal Bond Index, a good comparison for the fund.
     The Long-Term Tax-Exempt Fund's Investor Shares had a capital return of 2.2% during the fiscal year; a 4.6% income return provided the rest of the total return. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the funds' total returns are presented in the table on page 6.

--------------------------------------------------------------------------------
Admiral Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

     Reflecting the fall in interest rates, the funds' yields were lower at the fiscal year-end than at the start of the period. The yield of the Long-Term Tax-Exempt Fund's Investor Shares fell 29 basis points (0.29 percentage point) to 3.69%. The yield of its Admiral Shares dropped to 3.80%. The yield of the Tax-Exempt Money Market Fund fell 42 basis points to 1.12%.

--------------------------------------------------------------------------------
Market Barometer                                   Average Annual Total Returns
                                                Periods Ended November 30, 2002
                                          --------------------------------------
                                               One          Three         Five
                                              Year          Years        Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   7.3%           9.2%         7.3%
 (Broad taxable market)
Lehman Municipal Bond Index                   6.3            7.7          5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                     1.8            4.0          4.4
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)             -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)         -14.7          -10.6          0.6
MSCI All Country World Index Free
 ex USA (International)                     -10.7          -12.9         -1.8
================================================================================
CPI
Consumer Price Index                          2.2%           2.5%         2.3%
--------------------------------------------------------------------------------

     For New York residents, income from our funds is exempt from federal and state income taxes, though it may be subject to local taxes and the alternative minimum tax. For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yields at fiscal year-end were 6.01% for the Long-Term Tax-Exempt Fund's Investor Shares, 6.19% for the fund's Admiral Shares, and 1.82% for the Tax-Exempt Money Market Fund. Factoring in the tax advantage, the yields of our funds were higher than those of the equivalent Treasury investments for anyone in the 27.0% tax bracket or higher.

Stocks Took a Bumpy Fall, the Economy Staggered Forward, and Bonds Thrived During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.
     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the housing market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.
     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.
Just as Treasury yields declined, so did yields of municipal bonds. During the past 12 months, the yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni declined 33 basis points to 3.87%, and the 3-month muni's yield dropped 50 basis points to 1.20%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.

The Municipal Bond Tax Advantage
The shrinking yield gap caused a rare event: By fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in the tax advantage. (The adjacent table illustrates this advantage for the highest federal tax bracket.) It's unlikely that the yields of municipals will remain so high relative to Treasuries. Of course, in evaluating yields, keep in mind that no other security approaches the credit quality of a Treasury.

--------------------------------------------------------------------------------
Comparison of Income                                 From Hypothetical $100,000
                                                   Investments: Based on Yields
                                                        as of November 30, 2002
                                                 -------------------------------
                                                 Short-Term          Long-Term
--------------------------------------------------------------------------------
Taxable gross income                                 $1,200            $ 5,000
Less taxes (38.6%)                                     (463)            (1,930)
                                                 -------------------------------
Net after-tax income                                  $ 737             $3,070
Tax-exempt income                                    $1,200            $ 5,000
--------------------------------------------------------------------------------
Tax-exempt income
 advantage                                            $ 463             $1,930
--------------------------------------------------------------------------------
Percentage advantage                                    63%                63%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds, 1.2% for U.S. Treasury bills, 5.0% for 30-year municipals, and 1.2% for 3-month municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

The Adviser's Skill and Our Funds' Low Costs Led to a Solid Showing
With a 6.8% return for its Investor Shares, the Long-Term Tax-Exempt Fund outpaced the average competing fund by 1.6 percentage points in the fiscal year.

The Tax-Exempt Money Market Fund, returning 1.3%, led its average peer by 0.4 percentage point. As usual, we can credit our strong performance to the skills of the funds' investment adviser, Vanguard's Fixed Income Group, and to our low costs.
     With yields so low, costs mattered even more in the period. For example, some money market funds, both taxable and tax-exempt, struggled to maintain a $1 share price because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of the Long-Term Tax-Exempt Fund's Investor Shares was 0.18% in fiscal 2002, less than one-sixth of the 1.11% average for its peer group. (The fund's Admiral Shares had an even lower expense ratio of 0.13%.) Similarly, the Tax-Exempt Money Market Fund's expense ratio of 0.17% was less than one-third of the 0.63% charged by its average peer.
     Even when yields are high, costs are a drag on performance. A high-cost fund needs to generate a higher gross return than a low-cost fund to achieve the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down.
     For more details on the municipal bond market and our funds' performance during the fiscal year, please see the Report from the Adviser that begins on page 7.

Our Advantage Holds Over the Long Run
A one-year interval is a short period in which to judge a fund's performance. Because most people invest for a long-term objective--such as funding retirement or providing for a child's education--we recommend that investors take a long-term view to get the best assessment.
     The table below shows the annualized returns of our funds over the last decade (since inception for the Money Market Fund) compared with those of their average peers. It also shows the final value of a hypothetical $10,000 investment made in each at the start of the period. Over the ten years, the Long-Term Tax-Exempt Fund generated $1,710 more than its average peer--the difference

--------------------------------------------------------------------------------
Total Returns                                 Ten Years Ended November 30, 2002
                    ------------------------------------------------------------
                      Average Annual                 Final Value of a $10,000
                          Return                         Initial Investment
                    --------------------   -------------------------------------
                              Average                   Average
New York         Vanguard   Competing       Vanguard  Competing        Vanguard
Tax-Exempt Fund      Fund        Fund           Fund       Fund       Advantage
--------------------------------------------------------------------------------
Money Market*        2.9%        2.5%        $11,605    $11,376           $ 229
Long-Term
 Investor Shares     6.6         5.6          18,972     17,262           1,710
--------------------------------------------------------------------------------
*Annualized returns since inception on September 3, 1997.

alone is 17% of the initial investment. Since September 1997, the Tax-Exempt Money Market Fund returned $229 more than its typical competitor.
     One advantage of our low costs is that our funds can--and do--invest in higher-quality securities than many of their peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods when lower-quality securities outperform higher-rated credits. In such an environment, our funds may lag their average peers.
     It's important to note, too, that the Long-Term Tax-Exempt Fund is subject to interest rate risk--the chance that rising interest rates will cause bond prices, and hence the fund's share price, to fall. And that risk is notably higher today than it was two years ago, before rates began their sharp decline to the current low levels. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

Bonds Play a Key Role in a Diversified Portfolio
Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.
     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments. Diversification gives you the fortitude to stay the course and ignore the distractions of short-term fluctuations. Low costs ensure that you keep more of the markets' long-term rewards.
Thank you for entrusting your hard-earned dollars to us.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer

December 18, 2002

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance         November 30, 2001-November 30, 2002

                                                        Distributions Per Share
                                                     ---------------------------
                         Starting          Ending          Income        Capital
                      Share Price     Share Price       Dividends          Gains
--------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market Fund         $ 1.00          $ 1.00          $0.013         $0.000
New York Long-Term
 Tax-Exempt Fund
 Investor Shares           $11.20          $11.38          $0.503         $0.063
 Admiral Shares             11.20           11.38           0.509          0.063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

During the 12 months ended November 30, 2002, the Vanguard New York Tax-Exempt Funds provided total returns that topped the average results of their peer mutual funds. Falling interest rates, however, resulted in yields for our funds that were lower than they were a year ago.

The Investment Environment
Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.
     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.
     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.
     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

--------------------------------------------------------------------------------
Investment Philosophy

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in high-quality securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

The Performance of  Municipal  Bonds Was Mixed
During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries. Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury bond; this means that the market was, essentially, placing no value on the municipal bond's exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.

--------------------------------------------------------------------------------
Municipal Bond Yields (AAA-Rated General-Obligation Issues)

                                                               Change
Maturity      Nov. 30, 2002      Nov. 30, 2001         (basis points)
--------------------------------------------------------------------------------
2 years               1.70%              2.35%                    -65
5 years                2.75               3.40                    -65
10 years               3.87               4.20                    -33
30 years               5.01               5.06                     -5
--------------------------------------------------------------------------------
Source: The Vanguard Group.

     Though municipal bonds generally performed well during the fiscal year, their issuers had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.
     The rapid shift from surplus to shortfall has put many state and local governments in a very tight spot. To balance revenues with expenses, governments have cut expenditures, curtailed previously planned income tax reductions, and securitized tobacco settlement payments. For New York--where the severe impact of and recovery from the tragedy of the September 11, 2001, attacks still looms--the budget problems remain daunting.
     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. Issuance of New York municipal bonds rose more than 135% from the previous year; nationally, the supply of municipal debt increased about 25%. Several large municipal refinancing and restructuring issues drove the increase, notably a series of issues totaling $15.6 billion from the New York Metropolitan Transportation Agency.
     It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our funds insulates them somewhat from credit concerns.

For Many Investors,  Municipal Bonds Make Sense
Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable given that the income from Treasuries is subject to federal taxes. Five-year notes offered 84% of the yield of comparable Treasury securities; 10-year notes, 92%; and 30-year bonds, 99%.
     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 20, 2002

--------------------------------------------------------------------------------
Fund Profiles                                            As of November 30, 2002

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 12.

New York Tax-Exempt Money Market Fund
---------------------------------------
Financial Attributes
Yield                         1.1%
Average Maturity           38 days
Average Quality              MIG-1
Expense Ratio                0.17%
---------------------------------------

------------------------------------------------
Distribution by Credit Quality (% of portfolio)

MIG-1/SP-1+                    61.4%
A-1/P-1                        37.2
AAA/AA                          1.4
A                               0.0
------------------------------------------------
Total 100.0%
------------------------------------------------

New York Long-Term Tax-Exempt Fund
--------------------------------------------------------------------------------
Financial Attributes

                                                  Comparative         Broad
                                    Fund               Index*       Index**
--------------------------------------------------------------------------------
Number of Issues                     264                8,584        45,504
Yield                                                    3.9%          4.0%
Investor Shares                     3.7%
Admiral Shares                      3.8%
Yield to Maturity                   3.9%                   --            --
Average Coupon                      4.9%                 5.3%          5.3%
Average Maturity               7.6 years           10.0 years    13.9 years
Average Quality                      AAA                  AA+           AA+
Average Duration               5.8 years            6.9 years     8.0 years
Expense Ratio                                              --            --
Investor Shares                    0.18%
Admiral Shares                     0.13%
Cash Investments                    0.8%                   --            --
--------------------------------------------------------------------------------

-------------------------------
Distribution by Credit Quality
 (% of portfolio)

AAA                 82.2%
AA                  16.5
A                    0.1
BBB                  1.2
BB                   0.0
B                    0.0
------------------------------
Total 100.0%
------------------------------

--------------------------
Investment Focus

Credit Quality - High
Average Maturity - Long
--------------------------

--------------------------------------------------------------------------------
Volatility Measures
                                Comparative                 Broad
                      Fund           Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared             0.94             1.00    0.98          1.00
Beta                  1.12             1.00    1.20          1.00
--------------------------------------------------------------------------------

-------------------------
Distribution by Maturity
 (% of portfolio)

Under 1 Year       11.5%
1-5 Years          14.5
5-10 Years         60.3
10-20 Years        10.0
20-30 Years         2.7
Over 30 Years       1.0
-------------------------
Total 100.0%
-------------------------

Visit our website at
www.vanguard.com
for regularly updated fund information.

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

--------------------------------------------------------------------------------
Glossary of Investment Terms

Average Coupon. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates. (degree)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summaries                                    As of November 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than do the annual returns shown.


New York Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------
Cumulative Performance September 3, 1997-November 30, 2002

           NY Tax-Exempt  Avg.NY Tax-Exempt
              MM Fund       MM Fund
9/3/1997       10000         10000
199711         10084         10084
199802         10166         10157
199805         10251         10235
199808         10334         10307
199811         10414         10377
199902         10486         10438
199905         10564         10506
199908         10642         10571
199911         10728         10646
200002         10817         10724
200005         10923         10817
200008         11030         10912
200011         11142         11012
200102         11239         11094
200105         11330         11173
200108         11400         11230
200111         11453         11273
200202         11492         11297
200205         11532         11321
200208         11567         11348
200211         11605         11376


                                  Average Annual Total Returns
                                Periods Ended November 30, 2002
                               ---------------------------------     Final Value
                                   One        Five        Since     of a $10,000
                                  Year       Years    Inception       Investment
--------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market Fund               1.32%       2.85%        2.88%          $11,605
Average New York Tax-Exempt
 Money Market Fund*              0.91        2.44         2.49            11,376
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) September 3, 1997-November 30, 2002

                  New York Tax-Exempt            Average
                   Money Market Fund              Fund*
Fiscal                   Total                    Total
Year                     Return                  Return
--------------------------------------------------------------------------------
1997                       0.8%                     0.8%
1998                       3.3                      2.9
1999                       3.0                      2.6
--------------------------------------------------------------------------------
                New York Tax-Exempt     Average
                 Money Market Fund       Fund*
Fiscal                   Total           Total
Year                     Return         Return
--------------------------------------------------------------------------------
2000                      3.9%            3.4%
2001                      2.8             2.4
2002                      1.3             0.9
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2002): 1.12%


--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           Since Inception
                               One        Five  --------------------------------
          Inception Date      Year       Years   Capital      Income       Total
--------------------------------------------------------------------------------
New York Tax-Exempt Money
 Market Fund    9/3/1997     1.40%       2.92%     0.00%       2.93%       2.93%
--------------------------------------------------------------------------------

*Returns for Average New York Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 30 for dividend information.

New York Long-Term Tax-Exempt Fund
--------------------------------------------------------------------------------
Cumulative Performance November 30, 1992-November 30, 2002
        NY LT Tax-Exempt Average NYMuni  Lehman10Year LehmanMunicipalBond Index
199211         10000         10000         10000         10000
199302         10748         10634         10663         10589
199305         10825         10707         10645         10642
199308         11215         11119         11108         11060
199311         11242         11158         11171         11109
199402         11289         11202         11232         11176
199405         11060         10902         11009         10905
199408         11182         11019         11189         11075
199411         10526         10376         10672         10525
199502         11592         11302         11461         11386
199505         12054         11767         11999         11898
199508         12128         11827         12263         12057
199511         12621         12387         12652         12514
199602         12767         12420         12805         12644
199605         12514         12114         12566         12442
199608         12754         12350         12807         12689
199611         13358         12958         13368         13250
199702         13375         12883         13486         13340
199705         13520         12974         13593         13472
199708         13888         13304         13992         13862
199711         14208         13690         14311         14200
199802         14577         13876         14697         14560
199805         14740         13999         14854         14737
199808         15101         14297         15192         15061
199811         15300         14589         15471         15302
199902         15473         14586         15615         15455
199905         15399         14492         15539         15425
199908         15030         14205         15296         15136
199911         14955         14238         15406         15138
200002         14986         14142         15383         15133
200005         15206         14241         15511         15293
200008         16166         14982         16404         16161
200011         16386         15301         16585         16376
200102         17041         15695         17223         17000
200105         17158         15768         17341         17149
200108         17891         16390         17986         17809
200111         17757         16415         17949         17809
200202         18141         16594         18352         18163
200205         18252         16583         18479         18265
200208         18985         17173         19204         18920
200211         18972         17262         19147         18935


                                  Average Annual Total Returns
                                Periods Ended November 30, 2002
                               ---------------------------------     Final Value
                                   One        Five        Since     of a $10,000
                                  Year       Years    Inception       Investment
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund
 Investor Shares                 6.84%       5.95%        6.61%          $18,972
Average New York Municipal
 Debt Fund*                      5.16        4.75         5.61            17,262
Lehman 10 Year Municipal
 Bond Index 6.67                 6.00        6.71       19,147
Lehman Municipal Bond Index      6.32        5.93         6.59            18,935
--------------------------------------------------------------------------------
                                                                   Final Value
                                           One        Since      of a $250,000
                                          Year    Inception**       Investment
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund
 Admiral Shares                           6.89%        7.04%           $277,773
Lehman 10 Year Municipal Bond Index       6.67         6.87             277,065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) November 30, 1992-November 30, 2002
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund Investor Shares LehmanY

Fiscal                  Capital       Income       Total       Total
Year                     Return       Return      Return      Return
1993                       6.4%         6.0%       12.4%       11.7%
1994                      -11.5          5.1        -6.4        -4.5
1995                       13.5          6.4        19.9        18.6
1996                        0.4          5.4         5.8         5.7
1997                        0.9          5.5         6.4         7.1
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund Investor Shares LehmanY
Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
1998                  2.4%          5.3%       7.7%        8.1%
1999                  -7.0           4.7       -2.3        -0.4
2000                   3.9           5.7        9.6         7.7
2001                   3.4           5.0        8.4         8.2
2002                   2.2           4.6        6.8         6.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               Ten Years
                                            One    Five  -----------------------
                           Inception Date  Year   Years Capital   Income   Total
--------------------------------------------------------------------------------
New York Long-Term Tax-Exempt Fund
 Investor Shares                 4/7/1986 9.93%   6.79%   1.65%    5.40%   7.05%
 Admiral Shares                 5/14/2001 9.98   10.14**    --       --      --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.; based on the Average New York Insured Municipal Debt Fund through March 31, 2002, and the Average New York Municipal Debt Fund thereafter.
**Returns since inception on May 14, 2001.
YLehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 31 for dividend and capital gains information.

--------------------------------------------------------------------------------
Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for each fund.* The individuals listed in the table below were elected as trustees for each fund. All trustees except Mr. Gupta served as trustees to the funds prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      Percentage
Trustee                             For           Withheld                   For
--------------------------------------------------------------------------------
John J. Brennan           1,957,439,546         42,048,625                 97.9%
Charles D. Ellis          1,959,097,361         40,390,810                 98.0
Rajiv L. Gupta            1,954,727,027         44,761,144                 97.8
JoAnn Heffernan Heisen    1,953,394,958         46,093,213                 97.7
Burton G. Malkiel         1,951,046,442         48,441,729                 97.6
Alfred M. Rankin, Jr.     1,961,236,908         38,251,263                 98.1
J. Lawrence Wilson        1,953,255,644         46,232,527                 97.7
--------------------------------------------------------------------------------

* Change each fund's policy on investing in other mutual funds. This change enables each fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn modestly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

                                                                             Broker  Percentage
Vanguard Fund                    For        Against        Abstain        Non-Votes         For
-----------------------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market            714,461,043     42,728,279     34,443,154       16,032,227       88.5%
New York Long-Term
 Tax-Exempt              911,779,083     85,538,395     60,959,769      133,546,222       76.5
-----------------------------------------------------------------------------------------------

* Change each fund's policy on borrowing money. This change enables each fund to manage cash flows more efficiently and minimize administrative expenses.

                                                                             Broker  Percentage
Vanguard Fund                    For        Against        Abstain        Non-Votes         For
-----------------------------------------------------------------------------------------------
New York Tax-Exempt
 Money Market            696,460,767     51,739,406     43,432,303       16,032,227       86.2%
New York Long-Term
 Tax-Exempt              894,256,468     97,399,404     66,621,374      133,546,222       75.0
-----------------------------------------------------------------------------------------------
*Results are for all funds within the same trust.

Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
Financial Statements                                     As of November 30, 2002

Statement of Net Assets
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
New York Tax-Exempt Money Market Fund                                   Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
--------------------------------------------------------------------------------------------------------------------
Allegany County NY IDA (Atlantic Richfield Project) VRDO                 1.30%  12/2/2002            2,400    2,400
Bedford NY Central School Dist. BAN                                      2.25%  6/27/2003            3,500    3,513
Dutchess County NY BAN                                                   2.25%  2/13/2003            4,000    4,006
East Hampton Township NY BAN                                             2.25%  7/31/2003           11,172   11,231
Erie County NY Water Auth. Rev. VRDO                                     1.00%  12/6/2002(2)        11,400   11,400
Half Hollow Hills NY Central School Dist. TAN                            2.25%  6/26/2003           10,000   10,046
Hempstead NY BAN                                                         2.25%  4/17/2003            8,500    8,530
Jericho NY Unified Free School Dist. TAN                                 2.50%  6/25/2003           10,000   10,053
Long Island NY Power Auth. Electric System Rev. CP                       1.45%  2/11/2003LOC        22,000   22,000
Long Island NY Power Auth. Electric System Rev. VRDO                     1.25%  12/2/2002LOC        27,700   27,700
Long Island NY Power Auth. Electric System Rev. VRDO                     1.25%  12/2/2002LOC         1,300    1,300
Long Island NY Power Auth. Electric System Rev. VRDO                     1.25%  12/2/2002LOC         5,600    5,600
Long Island NY Power Auth. Electric System Rev. VRDO                     1.30%  12/2/2002LOC        15,000   15,000
Long Island NY Power Auth. Electric System Rev. VRDO                     1.10%  12/6/2002(1)         8,000    8,000
Metro. New York Transp. Auth. Rev.
 (Dedicated Petroleum Tax) VRDO                                          1.10%  12/6/2002(4)        10,000   10,000
Metro. New York Transp. Auth. Rev.
 (Transit Rev.) TOB VRDO                                                 1.21%  12/6/2002(1) *       3,300    3,300
Metro. New York Transp. Auth. Rev.
 (Transit Rev.) VRDO                                                    1.125%  12/6/2002(4)         4,000    4,000
Metro. New York Transp. Auth. Rev. VRDO                                 1.125%  12/6/2002(4)        16,900   16,900
Metro. New York Transp. Auth. Transit Fac. CP                            1.30% 12/10/2002LOC        15,000   15,000
Metro. New York Transp. Auth. Transit Fac. CP                            1.50% 12/19/2002LOC        10,000   10,000
Metro. New York Transp. Auth. Transit Fac. CP                            1.50%  2/13/2003LOC        20,000   20,000
Muni. Assistance Corp. for New York City NY TOB VRDO                     1.21%  12/6/2002*           8,715    8,715
Nassau County NY Interim Finance Auth. BAN                               3.00%  3/13/2003           17,000   17,076
Nassau County NY Interim Finance Auth. VRDO                              1.05%  12/6/2002(4)        18,500   18,500
Nassau County NY Interim Finance Auth. VRDO                              1.05%  12/6/2002(4)        20,500   20,500

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
                                                                        Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
New York City NY Cultural Resources Rev.
 (Asia Society) VRDO                                                     1.10%  12/6/2002LOC        12,300   12,300
New York City NY Cultural Resources Rev.
 (Carnegie Hall) VRDO                                                    1.25%  12/6/2002LOC        14,835   14,835
New York City NY Cultural Resources Rev.
 (Solomon R. Guggenheim Foundation) VRDO                                 1.25%  12/2/2002LOC        18,607   18,607
New York City NY GO TOB VRDO                                             1.17%  12/6/2002(1) *       9,995    9,995
New York City NY GO TOB VRDO                                             1.19%  12/6/2002(4) *       6,144    6,144
New York City NY GO VRDO                                                 1.25%  12/2/2002LOC        12,600   12,600
New York City NY GO VRDO                                                 1.25%  12/2/2002LOC         1,600    1,600
New York City NY GO VRDO                                                 1.25%  12/2/2002(1)         1,500    1,500
New York City NY GO VRDO                                                 1.10%  12/6/2002LOC         5,700    5,700
New York City NY GO VRDO                                                 1.10%  12/6/2002LOC         1,000    1,000
New York City NY GO VRDO                                                1.125%  12/6/2002LOC         6,050    6,050
New York City NY Health & Hosp. Corp. Rev.                               6.00%  2/15/2003(Prere.)    2,850    2,950
New York City NY Health & Hosp. Corp. Rev.                               6.30%  2/15/2003(Prere.)   11,425   11,855
New York City NY IDA
 (National Audubon Society) VRDO                                         1.25%  12/2/2002LOC        14,700   14,700
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. TOB VRDO                                      1.19%  12/6/2002(1) *      12,075   12,075
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. TOB VRDO                                      1.21%  12/6/2002*          20,500   20,500
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                          1.30%  12/2/2002            8,200    8,200
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                          1.30%  12/2/2002(3)         1,500    1,500
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                          1.35%  12/2/2002           15,000   15,000
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                          1.15%  12/6/2002            9,500    9,500
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                          1.05%  12/6/2002            6,000    6,000
New York City NY RAN                                                     2.50%  4/11/2003           10,000   10,040
New York City NY RAN TOB VRDO                                            1.30%  12/6/2002*          25,000   25,000
New York City NY Transitional Finance Auth. BAN                          2.50%  2/26/2003           30,000   30,070
New York City NY Transitional Finance Auth.
 Rev. TOB VRDO                                                           1.17%  12/6/2002(3) *       6,085    6,085
New York City NY Transitional Finance Auth. Rev. VRDO                    1.25%  12/2/2002              400      400
New York City NY Transitional Finance Auth. Rev. VRDO                    1.25%  12/2/2002              600      600
New York City NY Transitional Finance Auth. Rev. VRDO                    1.25%  12/2/2002            9,500    9,500
New York City NY Transitional Finance Auth. Rev. VRDO                    1.10%  12/6/2002           10,000   10,000
New York City NY Transitional Finance Auth. Rev. VRDO                    1.10%  12/6/2002            8,800    8,800
New York City NY Transitional Finance Auth. Rev. VRDO                   1.125%  12/6/2002           16,000   16,000
New York State Dormitory Auth. Rev.
 (City Univ.) TOB VRDO                                                   1.15%  12/6/2002(1) *      13,245   13,245
New York State Dormitory Auth. Rev. (Columbia Univ.) CP                  1.35% 12/10/2002           11,635   11,635
New York State Dormitory Auth. Rev. (Columbia Univ.) CP                  1.20% 12/12/2002            2,000    2,000
New York State Dormitory Auth. Rev. (Columbia Univ.) CP                  1.30% 12/12/2002            6,555    6,555
New York State Dormitory Auth. Rev. (Columbia Univ.) CP                  1.35% 12/12/2002           12,450   12,450
New York State Dormitory Auth. Rev. (Cornell Univ.) CP                   1.30% 12/16/2002            9,300    9,300
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO                 1.25%  12/2/2002              400      400
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO                 1.10%  12/6/2002           27,500   27,500

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
New York Tax-Exempt Money Market Fund                                   Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO                 1.10%  12/6/2002           18,435   18,435
New York State Dormitory Auth. Rev.
 (Foundling Charities Corp.) VRDO                                        1.17%  12/6/2002LOC        16,245   16,245
New York State Dormitory Auth. Rev.
 (Mental Health Services) TOB VRDO                                       1.21%  12/6/2002(1) *      16,455   16,455
New York State Dormitory Auth. Rev.
 (New York Public Library) VRDO                                          1.10%  12/6/2002(1)        41,360   41,360
New York State Dormitory Auth. Rev.
 (New York Public Library) VRDO                                          1.10%  12/6/2002(1)        11,000   11,000
New York State Dormitory Auth. Rev.
 (Rockefeller Univ.) VRDO                                                1.05%  12/6/2002           36,800   36,800
New York State Dormitory Auth. Rev.
 (Rockefeller Univ.) VRDO                                                1.05%  12/6/2002           39,000   39,000
New York State Dormitory Auth. Rev.
 (State Univ.) TOB VRDO                                                  1.21%  12/6/2002*           8,995    8,995
New York State Dormitory Auth. Rev. TOB                                  1.70%   3/6/2003(1) *       6,870    6,870
New York State Energy Research & Dev. Auth. PCR
 (NY Electric & Gas) VRDO                                                1.07%  12/2/2002LOC        11,830   11,830
New York State Environmental Fac. Corp. Rev.
 (Pollution Control) TOB VRDO                                            1.21%  12/6/2002(4) *      26,725   26,725
New York State GO PUT                                                    1.50%   8/7/2003LOC        27,500   27,500
New York State GO PUT                                                    1.50%  10/9/2003LOC        24,000   24,000
New York State Local Govt. Assistance Corp. VRDO                         1.05%  12/6/2002LOC         7,500    7,500
New York State Local Govt. Assistance Corp. VRDO                         1.05%  12/6/2002LOC        11,600   11,600
New York State Local Govt. Assistance Corp. VRDO                         1.05%  12/6/2002LOC        41,100   41,100
New York State Local Govt. Assistance Corp. VRDO                         1.10%  12/6/2002LOC        15,420   15,420
New York State Local Govt. Assistance Corp. VRDO                         1.10%  12/6/2002LOC         4,500    4,500
New York State Mortgage Agency Rev.                                      1.75%   4/1/2003           25,000   25,000
New York State Mortgage Agency Rev. TOB VRDO                             1.20%  12/6/2002(1) *       2,845    2,845
New York State Mortgage Agency Rev. TOB VRDO                             1.20%  12/6/2002(1) *      11,920   11,920
New York State Mortgage Agency Rev. TOB VRDO                             1.26%  12/6/2002*           5,995    5,995
New York State Power Auth. Rev. CP                                       1.35%  12/5/2002           19,500   19,500
New York State Power Auth. Rev. CP                                       1.35% 12/12/2002            9,700    9,700
New York State Power Auth. Rev. CP                                       1.40% 12/19/2002           25,000   25,000
New York State Power Auth. Rev. PUT                                      2.90%   9/2/2003            5,500    5,565
New York State Power Auth. Rev. VRDO                                     1.10%  12/6/2002           11,500   11,500
New York State Thruway Auth. Rev. BAN                                    3.25%  3/26/2003           10,000   10,033
New York State Thruway Auth. Rev. CP                                     1.35%  12/9/2002            5,000    5,000
New York State Thruway Auth. Rev. CP                                     1.40% 12/10/2002           15,000   15,000
New York State Thruway Auth. Rev. CP                                     1.30% 12/12/2002           10,000   10,000
New York State Thruway Auth. Rev. CP                                     1.45%  2/11/2003           23,000   23,000
New York State Thruway Auth. Rev. CP                                     1.20%   3/6/2003            8,000    8,000
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund) TOB VRDO                                  1.15%  12/6/2002(3) *       8,215    8,215
Oneida County NY IDA Rev. (Hamilton College) VRDO                        1.20%  12/6/2002(1)        16,700   16,700
Pelham NY Unified Free School Dist. TAN                                  2.50%  6/26/2003            1,600    1,608
Port Auth. of New York & New Jersey CP                                   1.35%  12/4/2002           27,952   27,952
Port Auth. of New York & New Jersey CP                                   1.30%  12/5/2002           20,505   20,505
Port Auth. of New York & New Jersey CP                                   1.35%  12/9/2002            8,605    8,605
Port Auth. of New York & New Jersey CP                                   1.35% 12/12/2002            4,720    4,720
Port Washington NY Unified Free School Dist. BAN                         2.50%   7/9/2003            6,000    6,034
Port Washington NY Unified Free School Dist. TAN                         2.25%  6/26/2003           10,000   10,041

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
                                                                        Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
Roslyn NY Unified Free School Dist. TAN                                  2.25%  6/26/2003           10,000   10,041
St. Lawrence County NY IDA Environmental
 Improvement Rev. (Alcoa Corp.) VRDO                                     1.21%  12/6/2002LOC        14,100   14,100
St. Lawrence County NY IDA Environmental
 Improvement Rev. (Alcoa Corp.) VRDO                                     1.67%  12/6/2002            2,140    2,140
Suffolk County NY Water Auth. Rev. VRDO                                  1.05%  12/6/2002           66,200   66,200
Syosset NY Central School Dist. TAN                                      2.50%  6/26/2003           11,400   11,462
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO                   1.10%  12/6/2002           12,400   12,400
Tompkins County NY IDA Civic Fac. (Cornell Univ.) VRDO                   1.10%  12/6/2002            8,390    8,390
Triborough Bridge & Tunnel Auth.
 New York Rev. TOB VRDO                                                  1.21%  12/6/2002(1) *       7,200    7,200
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                      1.05%  12/6/2002(2)        25,000   25,000
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                      1.05%  12/6/2002(4)         6,500    6,500
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                     1.125%  12/6/2002(4)        26,100   26,100
Triborough Bridge & Tunnel Auth. New York Rev. VRDO                     1.125%  12/6/2002(4)        15,000   15,000
Troy County NY IDA Civic Fac. Rev.
 (Rensselaer Polytechnic Institute) VRDO                                 1.25%  12/6/2002            9,750    9,750
United Nations Dev. Corp. New York Rev.                                  6.25%   7/1/2003(Prere.)    3,305    3,463
Outside New York:
Puerto Rico TRAN                                                         2.50%  7/30/2003           10,000   10,067
Puerto Rico Highway & Transp. Auth. Rev. VRDO                            1.05%  12/6/2002 (2)       54,800   54,800
-------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,617,347)                                                                                        1,617,347
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         13,954
Liabilities                                                                                                  (3,887)
                                                                                                          ---------
                                                                                                             10,067
                                                                                                          ---------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 1,627,395,884 outstanding $.001
 par value shares of beneficial interest (unlimited authorization) $1,627,414
===================================================================================================================
NET ASSET VALUE PER SHARE                                                                                     $1.00
===================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At November 30, 2002, the aggregate value of these securities was $200,279,000, representing 12.3% of net assets.
For key to abbreviations and other references, see page 27.

--------------------------------------------------------------------------------
                                                                Amount       Per
                                                                 (000)     Share
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                            $1,627,396      $1.00
Undistributed Net Investment Income                                --         --
Accumulated Net Realized Gains                                     18         --
Unrealized Appreciation                                            --         --
--------------------------------------------------------------------------------
NET ASSETS                                                 $1,627,414      $1.00
================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                       Face  Market
                                                                               Maturity              Amount  Value*
New York Long-Term Tax-Exempt Fund                                    Coupon       Date               (000)   (000)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
--------------------------------------------------------------------------------------------------------------------
Albany County NY GO                                                    5.00%  10/1/2012(3)            4,400   4,807
Albany NY GO                                                           7.00%  1/15/2005(2)               20      20
Battery Park City NY Auth. Rev.                                        5.50%  11/1/2026(2)           11,750  12,249
Broome County NY Public Safety Fac. Project COP                        5.25%   4/1/2015(1)              335     351
Broome County NY Public Safety Fac. Project COP                        5.25%   4/1/2015(1)(ETM)       2,665   2,855
Buffalo & Erie Counties NY Toll Bridge Auth. Rev.                      6.00%   1/1/2015(1)            4,500   4,829
Buffalo NY GO                                                         5.125%   2/1/2012(2)            1,870   2,021
Buffalo NY GO                                                         5.125%   2/1/2013(2)            2,945   3,137
Buffalo NY Sewer Auth. System Rev.                                     5.25%   7/1/2008(3)            3,500   3,573
Erie County NY Water Auth. Rev.                                        6.00%  12/1/2008(2)(ETM)       1,600   1,804
Hempstead NY GO                                                        5.50%   8/1/2005(3)(Prere.)      190     211
Hempstead NY GO                                                       5.625%   2/1/2006(3)(Prere.)      210     235
Hempstead NY GO                                                       5.625%   2/1/2006(3)(Prere.)      270     302
Hempstead NY GO                                                        5.50%   8/1/2011(3)            2,260   2,470
Hempstead NY GO                                                       5.625%   2/1/2012(3)            1,220   1,338
Hempstead NY GO                                                       5.625%   2/1/2013(3)              960   1,050
Huntington NY GO                                                       6.70%   2/1/2011(3)              310     371
Huntington NY GO                                                       5.50%   4/1/2013(3)            3,400   3,504
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2011(4)           16,690  11,818
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2014(4)            5,000   2,980
Long Island NY Power Auth. Electric System Rev.                        5.00%  12/1/2018(4)            6,000   6,128
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2019(4)            2,460   1,083
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2021(4)            5,900   2,286
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2023(4)           25,500   8,706
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2024(4)           16,880   5,446
Long Island NY Power Auth. Electric System Rev.                        0.00%   6/1/2027(4)           23,905   6,540
Long Island NY Power Auth. Electric System Rev. VRDO                   1.25%  12/2/2002LOC            7,700   7,700
Long Island NY Power Auth. Electric System Rev. VRDO                   1.30%  12/2/2002LOC            1,000   1,000
Metro. New York Transp. Auth. Rev. (Commuter Fac.)                    5.125%   7/1/2009(3)(Prere.)    3,000   3,333
Metro. New York Transp. Auth. Rev. (Commuter Fac.)                     5.30%   7/1/2009(3)(Prere.)   17,475  19,595
Metro. New York Transp. Auth. Rev. (Commuter Fac.)                     5.00%   7/1/2012(2)(ETM)       8,730   9,341
Metro. New York Transp. Auth. Rev. (Commuter Fac.)                     5.00%   7/1/2013(2)(Prere.)    5,500   6,006
Metro. New York Transp. Auth. Rev. (Commuter Fac.)                     5.50%   7/1/2013(2)(Prere.)   11,585  13,148
Metro. New York Transp. Auth. Rev.
 (Dedicated Petroleum Tax)                                             5.25%  10/1/2010(1)(Prere.)    7,900   8,840
Metro. New York Transp. Auth. Rev.
 (Dedicated Petroleum Tax)                                             5.25%  10/1/2010(1)(Prere.)   34,060  38,114
Metro. New York Transp. Auth. Rev.
 (Dedicated Petroleum Tax)                                             6.00%   4/1/2020(1)(ETM)      32,500  37,673
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      7.00%   7/1/2009(2)(ETM)       9,050  10,690
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.00%   1/1/2012(2)(Prere.)    5,000   5,465
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2014(2)            8,000   8,986
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2016(1)            4,000   4,375
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2016(2)           28,075  30,710
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2017(1)            4,000   4,348
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2017(2) *         35,000  38,048
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2019(1)            6,000   6,437
Metro. New York Transp. Auth. Rev. (Transit Rev.)                      5.50% 11/15/2020(1)            7,000   7,447
Metro. New York Transp. Auth. Rev. VRDO                               1.125%  12/6/2002(4)              800     800
Montgomery, Otsego, Schoharie Counties NY
 Solid Waste Management Auth. Rev.                                     5.25%   1/1/2003(1)(Prere.)      250     250

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
                                                                        Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
Montgomery, Otsego, Schoharie Counties NY
 Solid Waste Management Auth. Rev.                                     5.25%   1/1/2014(1)            1,390   1,393
Nassau County NY Combined Sewer Dist. GO                               6.20%  5/15/2007(1)              840     866
Nassau County NY Combined Sewer Dist. GO                               6.20%  5/15/2008(1)              835     861
Nassau County NY Combined Sewer Dist. GO                               6.25%  5/15/2009(1)              825     849
Nassau County NY Combined Sewer Dist. GO                               5.00%   5/1/2010(3)            2,875   3,104
Nassau County NY Combined Sewer Dist. GO                               6.25%  5/15/2010(1)              820     844
Nassau County NY Combined Sewer Dist. GO                               5.00%   5/1/2011(3)            1,770   1,899
Nassau County NY Combined Sewer Dist. GO                              5.875%   8/1/2012(3)              825     862
Nassau County NY GO                                                    5.50%  7/15/2007(1)            1,270   1,304
Nassau County NY GO                                                    5.50%  7/15/2008(1)            1,300   1,341
Nassau County NY GO                                                    5.50%  7/15/2009(1)            1,325   1,368
Nassau County NY GO                                                    5.50%  7/15/2010(1)            1,345   1,389
Nassau County NY GO                                                    5.75%   2/1/2011(1)            1,100   1,129
Nassau County NY GO                                                    5.25%   6/1/2011(2)            3,670   4,056
Nassau County NY GO                                                    5.50%  7/15/2011(1)            1,370   1,415
Nassau County NY GO                                                    5.70%   8/1/2011(3)            2,000   2,172
Nassau County NY GO                                                    5.25%   6/1/2012(2)            4,670   5,133
Nassau County NY GO                                                    5.25%   6/1/2013(2)            6,905   7,456
Nassau County NY GO                                                   5.125%   3/1/2014(2)            5,000   5,319
Nassau County NY GO                                                    5.25%   6/1/2014(2)            6,585   7,036
Nassau County NY Interim Finance Auth. VRDO                            1.05%  12/6/2002(4)           15,825  15,825
New York City NY Cultural Resources Rev.
 (American Museum of Natural History)                                  5.70%   4/1/2016(1)           12,730  13,909
New York City NY Cultural Resources Rev.
 (American Museum of Natural History)                                  5.60%   4/1/2018(1)            2,635   2,822
New York City NY Cultural Resources Rev.
 (American Museum of Natural History)                                  5.65%   4/1/2022(1)            5,000   5,346
New York City NY Cultural Resources Rev.
 (Museum of Modern Art)                                                5.40%   1/1/2003(2)(Prere.)      720     737
New York City NY Cultural Resources Rev.
 (Museum of Modern Art)                                                5.50%   1/1/2003(2)(Prere.)      805     824
New York City NY Cultural Resources Rev.
 (Museum of Modern Art)                                                5.40%   1/1/2006(2)(ETM)          85      93
New York City NY Cultural Resources Rev.
 (Museum of Modern Art)                                                5.50%   1/1/2007(2)(ETM)          35      39
New York City NY Cultural Resources Rev.
 (Museum of Modern Art)                                                5.50%   1/1/2016(2)            2,000   2,162
New York City NY GO                                                   6.625%   1/2/2003(1)(Prere.)      140     143
New York City NY GO                                                    5.75%   8/1/2011(1)           15,750  17,682
New York City NY GO                                                   5.125%   8/1/2013(4)           19,025  20,421
New York City NY GO                                                   5.375%   8/1/2013(3)            8,295   8,939
New York City NY GO                                                    5.20%   8/1/2014(4)            5,000   5,318
New York City NY GO                                                    5.25%  3/15/2016(2)            5,000   5,309
New York City NY GO                                                    5.75%  3/15/2027(4)            5,000   5,333
New York City NY GO VRDO                                               1.10%  12/6/2002LOC            2,800   2,800
New York City NY GO VRDO                                              1.125%  12/6/2002LOC            1,350   1,350
New York City NY Health & Hosp. Corp. Rev.                            5.625%  2/15/2013(2)           23,400  24,018
New York City NY IDA (USTA National Tennis Center)                    6.375% 11/15/2014(4)            2,000   2,202
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                            5.875%  6/15/2012(2)           18,500  21,213

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
New York Tax-Exempt Money Market Fund                                   Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance
 Auth. Water & Sewer System Rev.                                       5.35%  6/15/2013(1)            5,300   5,445
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                            5.875%  6/15/2013(2)           20,000  22,931
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                             0.00%  6/15/2017              10,000   4,925
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                            5.375%  6/15/2017              25,015  26,698
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                             0.00%  6/15/2018              10,000   4,620
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                            5.375%  6/15/2018              25,095  26,603
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                             0.00%  6/15/2021               4,490   1,721
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                             5.50%  6/15/2027(1)           23,955  24,999
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                             5.75%  6/15/2029(1)           15,000  16,225
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev.                                             5.75%  6/15/2031(3)           30,650  33,084
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                        1.30%  12/2/2002                 600     600
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                        1.30%  12/2/2002(3)              700     700
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                        1.35%  12/2/2002                 800     800
New York City NY Muni. Water Finance Auth.
 Water & Sewer System Rev. VRDO                                        1.15%  12/6/2002              13,800  13,800
New York City NY Transitional Finance Auth. Rev.                       5.50%   5/1/2009(Prere.)       1,325   1,508
New York City NY Transitional Finance Auth. Rev.                       5.75%  8/15/2009(Prere.)       5,000   5,792
New York City NY Transitional Finance Auth. Rev.                       5.75%  5/15/2010(Prere.)         930   1,074
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2011(Prere.)       3,995   4,534
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2011(Prere.)       2,265   2,570
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2011(Prere.)       1,150   1,305
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2011(Prere.)       2,955   3,353
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2012               2,805   3,110
New York City NY Transitional Finance Auth. Rev.                       5.25%   5/1/2013              12,270  13,381
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2014               9,735  10,643
New York City NY Transitional Finance Auth. Rev.                       5.25%   5/1/2014              17,720  19,112
New York City NY Transitional Finance Auth. Rev.                      5.375%   2/1/2015               7,310   7,882
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2015               3,850   4,187
New York City NY Transitional Finance Auth. Rev.                      5.375%  2/15/2015               9,395  10,134
New York City NY Transitional Finance Auth. Rev.                      5.375%   2/1/2016               8,415   9,022
New York City NY Transitional Finance Auth. Rev.                       5.50%   2/1/2016              11,045  11,956
New York City NY Transitional Finance Auth. Rev.                       5.50%  2/15/2016               2,735   2,963
New York City NY Transitional Finance Auth. Rev.                       5.75% 11/15/2020               9,070   9,710
New York City NY Transitional Finance Auth. Rev.                       5.50%   5/1/2025               1,675   1,755
New York City NY Transitional Finance Auth. Rev. VRDO                  1.25%  12/2/2002               5,600   5,600
New York City NY Transitional Finance Auth. Rev. VRDO                  1.25%  12/2/2002                 100     100
New York City NY Transitional Finance Auth. Rev. VRDO                  1.10%  12/6/2002               5,500   5,500
New York State Dormitory Auth. Rev. (Barnard College)                  5.25%   7/1/2026(2)            4,370   4,421
New York State Dormitory Auth. Rev. (Catholic Health)                  5.50%   7/1/2022(1)           10,000  10,384

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
                                                                        Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%   7/1/2011(3)            5,950   6,765
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%   7/1/2015(3)            2,215   2,432
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%   7/1/2015(3)           31,620  34,711
New York State Dormitory Auth. Rev. (City Univ.)                       5.50%   7/1/2016(2)           16,000  17,336
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%   7/1/2016(3)            7,255   7,940
New York State Dormitory Auth. Rev. (City Univ.)                       5.75%   7/1/2016(3)            4,475   4,897
New York State Dormitory Auth. Rev. (Cornell Univ.) VRDO               1.25%  12/2/2002                 400     400
New York State Dormitory Auth. Rev. (Court Fac.)                       5.75%  5/15/2023(2)           21,370  23,129
New York State Dormitory Auth. Rev. (Dept. of Health)                  5.50%   7/1/2025(1)            3,870   4,040
New York State Dormitory Auth. Rev. (Fordham Univ.)                    5.75%   7/1/2015(3)            1,500   1,60
New York State Dormitory Auth. Rev. (Fordham Univ.)                    7.20%   7/1/2015(2)              710     713
New York State Dormitory Auth. Rev. (Fordham Univ.)                    5.50%   7/1/2023(3)           10,150  10,552
New York State Dormitory Auth. Rev.
 (Lenox Hill Hosp. Obligation Group)                                  5.375%   7/1/2020               2,400   2,401
New York State Dormitory Auth. Rev.
 (Mental Health Services)                                             5.875%  8/15/2013(4)            2,475   2,757
New York State Dormitory Auth. Rev.
 (Mental Health Services)                                             5.875%  8/15/2014(4)            2,625   2,905
New York State Dormitory Auth. Rev.
 (Mental Health Services)                                             5.875%  8/15/2015(4)            2,785   3,072
New York State Dormitory Auth. Rev.
 (Mental Health Services)                                             5.375%  2/15/2026(1)            7,500   7,620
New York State Dormitory Auth. Rev.
 (Montefiore Medical Center)                                           5.25%   2/1/2015(2)           42,750  44,669
New York State Dormitory Auth. Rev.
 (Mt. Sinai School of Medicine)                                        6.75%   7/1/2015(1)            7,245   7,346
New York State Dormitory Auth. Rev.
 (New School for Social Research)                                     5.625%   7/1/2016(1)            2,260   2,480
New York State Dormitory Auth. Rev. (New York Univ.)                   5.75%   7/1/2016(1)            3,500   3,987
New York State Dormitory Auth. Rev. (New York Univ.)                   5.50%   7/1/2031(2)            8,910   9,669
New York State Dormitory Auth. Rev. (New York Univ.)                   5.50%   7/1/2040(2)           20,330  22,217
New York State Dormitory Auth. Rev.
 (North Shore Univ. Hosp.)                                             5.20%  11/1/2017(1)           30,170  31,303
New York State Dormitory Auth. Rev. (Pace)                            5.625%   7/1/2017(1)           11,185  12,185
New York State Dormitory Auth. Rev. (Queens Hosp.)                     5.45%  8/15/2019(2)            5,035   5,285
New York State Dormitory Auth. Rev.
 (Rochester Institute of Technology)                                   5.30%   7/1/2017(1)            6,275   6,540
New York State Dormitory Auth. Rev.
 (Rochester Institute of Technology)                                   5.25%   7/1/2022(1)            3,000   3,047
New York State Dormitory Auth. Rev. (Rockefeller Univ.)                5.00%   7/1/2018               2,805   2,883
New York State Dormitory Auth. Rev.
 (Sloan-Kettering Cancer Center)                                       5.75%   7/1/2019(1)           15,900  17,886
New York State Dormitory Auth. Rev.
 (Sloan-Kettering Cancer Center)                                       5.75%   7/1/2020(1)            5,500   6,179
New York State Dormitory Auth. Rev.
 (Sloan-Kettering Cancer Center)                                       5.50%   7/1/2023(1)           14,000  15,100
New York State Dormitory Auth. Rev. (St. John's Univ.)                 5.25%   7/1/2020(1)           15,170  15,609
New York State Dormitory Auth. Rev. (St. John's Univ.)                 5.70%   7/1/2026(1)           14,370  15,388
New York State Dormitory Auth. Rev. (St. Joseph's Hosp.)               5.25%   7/1/2018(1)            6,700   6,910
New York State Dormitory Auth. Rev.
 (St. Vincent Hosp. Medical Center)                                    5.80%   8/1/2025(2)            4,250   4,410
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%   7/1/2009(2)            1,590   1,830

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
New York Tax-Exempt Money Market Fund                                   Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%  5/15/2012(1)           16,160  18,516
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%  5/15/2013(1)           27,285  31,054
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%  5/15/2014(1)           10,660  12,014
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%  5/15/2015(1)           12,500  14,088
New York State Dormitory Auth. Rev. (State Univ.)                      6.00%  5/15/2016(1)            5,000   5,618
New York State Dormitory Auth. Rev. (State Univ.)                      5.75%  5/15/2017(4)            3,750   4,261
New York State Dormitory Auth. Rev. (State Univ.)                     5.375%   7/1/2021               5,315   5,494
New York State Dormitory Auth. Rev.
 (The New York & Presbyterian Hosp.)                                   5.50%   2/1/2010(2)            6,330   7,003
New York State Dormitory Auth. Rev. (Univ. of Rochester)               5.00%   7/1/2017(1)            2,000   2,057
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                          5.25%   7/1/2012(2)            6,170   6,739
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                          5.00%   7/1/2014(2)            2,670   2,804
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                          5.00%   7/1/2015(2)            3,000   3,133
New York State Dormitory Auth. Rev.
 (Upstate Community Colleges)                                          5.00%   7/1/2016(2)            1,250   1,298
New York State Dormitory Auth. Rev.
 (Vassar Brothers Hosp.)                                               5.25%   7/1/2017(4)            8,025   8,337
New York State Dormitory Auth. Rev.
 (Vassar Brothers Hosp.)                                              5.375%   7/1/2025(4)            7,000   7,125
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds)                             5.375%  6/15/2015               7,650   8,307
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds)                             5.375%  6/15/2016               6,000   6,476
New York State Environmental Fac. Corp. Rev.
 (Clean Water & Drinking Revolving Funds)                              5.25%  6/15/2019              36,610  38,201
New York State GO                                                      5.75%  5/15/2011(4)            4,540   5,085
New York State GO                                                     5.875%  5/15/2012(4)            4,670   5,297
New York State Local Govt. Assistance Corp.                            5.25%   4/1/2015(2)            8,000   8,455
New York State Local Govt. Assistance Corp.                            5.50%   4/1/2017              12,905  14,156
New York State Local Govt. Assistance Corp.                           5.375%   4/1/2019(1)            3,000   3,109
New York State Local Govt. Assistance Corp. VRDO                       1.05%  12/6/2002LOC            5,700   5,700
New York State Local Govt. Assistance Corp. VRDO                       1.05%  12/6/2002LOC            9,000   9,000
New York State Local Govt. Assistance Corp. VRDO                       1.10%  12/6/2002LOC              570     570
New York State Local Govt. Assistance Corp. VRDO                       1.10%  12/6/2002LOC           17,300  17,300
New York State Medical Care Fac. Finance Agency Rev.                   5.25%  2/15/2019(3)           16,230  16,492
New York State Medical Care Fac. Finance Agency Rev.
 (Mental Health Services)                                              6.00%  8/15/2015(1)              150     163
New York State Thruway Auth. Rev.                                      5.25%   1/1/2014               5,560   5,865
New York State Thruway Auth. Rev.
 (Highway & Bridge Transit Fund)                                       5.25%   4/1/2014(1)            7,500   8,053
New York State Thruway Auth. Rev.
 (Highway & Bridge Transit Fund)                                       5.50%   4/1/2014(3)            2,500   2,742
New York State Thruway Auth. Rev.
 (Highway & Bridge Transit Fund)                                       5.50%   4/1/2015(3)            2,000   2,182
New York State Thruway Auth. Rev.
 (Highway & Bridge Transit Fund)                                       5.50%   4/1/2016(3)            3,000   3,258
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.75%   4/1/2010(3)(Prere.)    5,575   6,424

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
                                                                        Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         6.00%   4/1/2010(4)(Prere.)    2,800   3,271
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.75%   4/1/2013(3)            5,870   6,549
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.50%   4/1/2014(2)           32,875  36,146
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.75%   4/1/2014(3)            3,000   3,319
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.75%   4/1/2015(3)            2,500   2,758
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.00%   4/1/2016(4)            5,165   5,331
New York State Thruway Auth. Rev.
 (Highway & Bridge Trust Fund)                                         5.75%   4/1/2016(3)            2,080   2,287
New York State Thruway Auth. Rev. (Service Contract)                   5.75%   4/1/2009(1)(Prere.)    4,000   4,604
New York State Thruway Auth. Rev. (Service Contract)                   5.25%   4/1/2015               8,075   8,510
New York State Urban Dev. Corp. Rev.
 (Community Enhancement Fac.)             5.125%   4/1/2015(2)            5,500   5,769
New York State Urban Dev. Corp. Rev. (Correctional Fac.)              5.375%   1/1/2003(1)(Prere.)   21,375  21,860
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%   1/1/2009(2)(Prere.)    4,110   4,630
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%   1/1/2009(2)(Prere.)    5,000   5,601
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               5.75%   1/1/2011(4)(Prere.)    6,380   7,015
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%   1/1/2011(2)            2,500   2,835
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               6.00%   1/1/2012(2)            3,000   3,385
New York State Urban Dev. Corp. Rev. (Correctional Fac.)               5.50%   4/1/2016(1)           13,350  14,408
Niagara County NY IDA Solid Waste Disposal Rev.                        5.55% 11/15/2024              12,500  13,144
Niagara Falls NY Bridge Comm. Rev.                                     5.25%  10/1/2015(3)            5,000   5,475
Niagara Falls NY Bridge Comm. Rev.                                     6.25%  10/1/2020(3)            8,685  10,286
Niagara Falls NY Bridge Comm. Rev.                                     6.25%  10/1/2021(3)            9,230  10,902
North Hempstead NY GO                                                  6.40%   4/1/2010(3)            1,500   1,759
North Hempstead NY GO                                                  6.40%   4/1/2011(3)            2,075   2,448
North Hempstead NY Solid Waste Auth.                                   5.00%   2/1/2012(1)            3,370   3,530
Oneida County NY IDA Rev. (Hamilton College) VRDO                      1.20%  12/6/2002(1)            7,100   7,100
Onondaga County NY Public Improvements                                5.875%  2/15/2008               1,225   1,388
Onondaga County NY Public Improvements                                5.875%  2/15/2008               1,250   1,421
Port Auth. of New York & New Jersey Rev.                               5.25%  9/15/2012(3)           14,410  15,595
Port Auth. of New York & New Jersey Rev.                               5.50% 12/15/2016(2)            4,190   4,563
Port Auth. of New York & New Jersey Rev.                               5.50% 12/15/2017(2)            4,600   4,980
Port Auth. of New York & New Jersey Rev.                               5.50% 12/15/2018(2)            4,620   4,972
Suffolk County NY Water Auth. Rev.                                     5.25%   6/1/2010(2)(ETM)       3,790   4,230
Suffolk County NY Water Auth. Rev.                                     5.25%   6/1/2011(2)(ETM)       2,380   2,656
Suffolk County NY Water Auth. Rev.                                     5.25%   6/1/2012(2)(ETM)       4,290   4,801
Suffolk County NY Water Auth. Rev.                                     5.75%   6/1/2013(2)            7,340   7,508
Suffolk County NY Water Auth. Rev.                                     5.25%   6/1/2017(2)            1,695   1,850
Suffolk County NY Water Auth. Rev. VRDO                                1.05%  12/6/2002               1,000   1,000
Triborough Bridge & Tunnel Auth. New York Rev.                         5.50% 12/13/2002(2)(Prere.)    3,745   3,751
Triborough Bridge & Tunnel Auth. New York Rev.                         6.75%   1/1/2009(2)            3,000   3,517
Triborough Bridge & Tunnel Auth. New York Rev.                        5.125%   1/1/2014(1)(Prere.)    6,500   7,101
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%   1/1/2014               3,000   3,229
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%   1/1/2015               2,930   3,133
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%   1/1/2016               2,500   2,656
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25% 11/15/2017              16,770  17,757

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Face   Market
                                                                                 Maturity           Amount   Value*
New York Tax-Exempt Money Market Fund                                   Coupon       Date            (000)    (000)
--------------------------------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25%   1/1/2018               2,330   2,441
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25% 11/15/2018              30,285  31,843
Triborough Bridge & Tunnel Auth. New York Rev.                         5.25% 11/15/2019              43,025  44,889
Outside New York:
Puerto Rico Electric Power Auth. Rev.                                  5.25%   7/1/2015(1)            7,000   7,756
Puerto Rico Electric Power Auth. Rev.                                  5.25%   7/1/2015(1)            5,000   5,347
Puerto Rico Electric Power Auth. Rev.                                 5.375%   7/1/2016(1)           16,345  17,876
Puerto Rico Electric Power Auth. Rev.                                 5.375%   7/1/2018(1)            6,250   6,745
Puerto Rico Electric Power Auth. Rev.                                 5.375%   7/1/2019(1)            6,500   6,958
Puerto Rico GO                                                         5.50%   7/1/2013(3)            6,000   6,804
Puerto Rico GO                                                         5.50%   7/1/2014(3)            2,500   2,830
Puerto Rico GO                                                         5.00%   7/1/2017(1)           11,475  11,885
Puerto Rico GO                                                         5.00%   7/1/2018(1)            2,650   2,729
Puerto Rico GO                                                         5.50%   7/1/2021(1)           16,505  18,086
Puerto Rico Govt. Dev. Bank VRDO                                       1.02%  12/6/2002(1)           55,330  55,330
Puerto Rico Highway & Transp. Auth. Rev. VRDO                          1.05%  12/6/2002(2)           13,400  13,400
Puerto Rico Infrastructure Financing Auth.
 Special Tax Rev.                                                      5.00%   7/1/2021(2)            6,935   7,034
Puerto Rico Muni. Finance Agency                                       5.75%   8/1/2011(4)            7,750   8,747
Puerto Rico Muni. Finance Agency                                       5.75%   8/1/2011(4)            8,060   9,097
Puerto Rico Muni. Finance Agency                                      5.875%   8/1/2014(4)            6,480   7,255
Puerto Rico Muni. Finance Agency                                       6.00%   8/1/2016(4)            2,645   2,979
Puerto Rico Muni. Finance Agency                                       5.25%   8/1/2017(4)            7,000   7,476
Puerto Rico Public Finance Corp.                                       6.00%   8/1/2026              10,000  11,273
--------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $2,036,162)                                                                                        2,134,227
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(0.8%)
--------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         29,154
Liabilities                                                                                                 (12,492)
                                                                                                             16,662
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                         $2,150,889
=====================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities  with a value of $6,442,000  have been  segregated as initial marginfor open futures contracts.
For key to abbreviations and other references, see page 27.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                              $2,029,809
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains--Note E                                   23,299
Unrealized Appreciation (Depreciation)--Note F
 Investment Securities                                                   98,065
 Futures Contracts                                                         (284)
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,150,889
================================================================================
Investor Shares--Net Assets
Applicable to 117,716,006 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)   $1,339,619
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.38
================================================================================
Admiral Shares--Net Assets
Applicable to 71,288,477 outstanding $.001
 par value shares of beneficial interest (unlimited authorization)     $811,270
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.38
================================================================================


Key to Abbreviations
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                                 New York           New York
                                               Tax-Exempt          Long-Term
                                             Money Market         Tax-Exempt
                                                     Fund               Fund
                                         ---------------------------------------
                                               Year Ended November 30, 2002
                                         ---------------------------------------
                                                    (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                         $21,803           $ 95,781
--------------------------------------------------------------------------------
  Total Income                                     21,803             95,781
--------------------------------------------------------------------------------
Expenses
 The Vanguard Group--Note B
  Investment Advisory Services                        175                248
  Management and Administrative
   Investor Shares                                  2,000              2,069
   Admiral Shares                                      --                 74
 Marketing and Distribution
  Investor Shares                                     288                226
  Admiral Shares                                       --                 80
Custodian Fees                                          9                 24
Auditing Fees                                           8                 11
Shareholders' Reports and Proxies
  Investor Shares                                      13                 27
  Admiral Shares                                       --                  2
 Trustees' Fees and Expenses                            1                  2
--------------------------------------------------------------------------------
 Total Expenses                                     2,494              3,429
 Expenses Paid Indirectly--Note C                      --               (345)
--------------------------------------------------------------------------------
 Net Expenses                                       2,494              3,084
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                              19,309             92,697
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                             67             21,703
Futures Contracts                                      --              2,415
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               67             24,118
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                 --             19,451
 Futures Contracts                                     --                727
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       --             20,178
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $19,376           $136,993
================================================================================

Statement of Changes in Net Assets

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------
                                                     New York Tax-Exempt         New York Long-Term
                                                      Money Market Fund            Tax-Exempt Fund
                                                   ----------------------      --------------------
                                                                 Year Ended November 30,
                                                   ------------------------------------------------
                                                      2002          2001          2002         2001
                                                     (000)         (000)         (000)        (000)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                            $ 19,309      $ 35,449      $ 92,697     $ 87,097
 Realized Net Gain (Loss)                               67           (35)       24,118       13,485
 Change in Unrealized Appreciation (Depreciation)       --            --        20,178       42,821
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                        19,376        35,414       136,993      143,403
---------------------------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                  (19,309)      (35,449)      (59,863)     (74,155)
  Admiral Shares                                        --            --       (32,834)     (12,942)
 Realized Capital Gain*
  Investor Shares                                       --            --        (7,382)          --
  Admiral Shares                                        --            --        (3,566)          --
  Total Distributions                              (19,309)      (35,449)     (103,645)     (87,097)
Capital Share Transactions--Note G
 Investor Shares                                   268,821       204,238       (14,377)    (384,354)
 Admiral Shares                                         --            --       173,497      622,075
  Net Increase (Decrease) from
   Capital Share Transactions                      268,821       204,238       159,120      237,721
 Total Increase (Decrease)                         268,888       204,203       192,468      294,027
---------------------------------------------------------------------------------------------------
Net Assets
 Beginning of Period                             1,358,526     1,154,323     1,958,421    1,664,394
---------------------------------------------------------------------------------------------------
 End of Period                                  $1,627,414    $1,358,526    $2,150,889   $1,958,421
===================================================================================================
*Fiscal  2002  includes  short-term  gain  distributions   totaling  $1,164,000.
Short-term gain  distributions  are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

New York Tax-Exempt Money Market Fund
---------------------------------------------------------------------------------------------------
                                                                     Year Ended November 30,
                                                          -----------------------------------------

For a Share Outstanding Throughout Each Period              2002    2001    2000     1999     1998
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $1.00   $1.00   $1.00    $1.00    $1.00
Investment Operations
 Net Investment Income                                      .013    .028    .038     .030     .032
 Net Realized and Unrealized Gain (Loss) on Investments       --      --      --       --       --
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .013    .028    .038     .030     .032
---------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                      (.013)  (.028)  (.038)   (.030)   (.032)
 Distributions from Realized Capital Gains                    --      --      --       --       --
---------------------------------------------------------------------------------------------------
  Total Distributions                                      (.013)  (.028)  (.038)   (.030)   (.032)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $1.00   $1.00   $1.00    $1.00    $1.00
===================================================================================================
Total Return                                               1.32%   2.79%   3.87%    3.01%    3.27%
===================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                     $1,627  $1,359  $1,154     $798     $483
 Ratio of Total Expenses to Average Net Assets             0.17%   0.18%   0.14%    0.17%    0.19%
 Ratio of Net Investment Income to Average Net Assets      1.31%   2.72%   3.81%    2.99%    3.19%
===================================================================================================

New York Long-Term Tax-Exempt Fund Investor Shares
---------------------------------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                                            ---------------------------------------
For a Share Outstanding Throughout Each Period              2002    2001    2000     1999     1998
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.20  $10.83  $10.42   $11.30   $11.05
---------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                      .503    .525    .556     .547     .564
 Net Realized and Unrealized Gain (Loss) on Investments     .243    .370    .410    (.789)    .267
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .746    .895    .966    (.242)    .831
---------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                      (.503)  (.525)  (.556)   (.547)   (.564)
 Distributions from Realized Capital Gains                 (.063)     --      --    (.091)   (.017)
---------------------------------------------------------------------------------------------------
  Total Distributions                                      (.566)  (.525)  (.556)   (.638)   (.581)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.38  $11.20  $10.83   $10.42   $11.30
===================================================================================================
Total Return                                               6.84%   8.37%   9.56%   -2.25%    7.69%
===================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                     $1,340  $1,333  $1,664   $1,530   $1,406
 Ratio of Total Expenses to Average Net Assets             0.18%   0.20%   0.20%    0.20%    0.21%
 Ratio of Net Investment Income to Average Net Assets      4.46%   4.71%   5.28%    5.02%    5.03%
 Portfolio Turnover Rate                                     16%     12%     21%       5%      17%
===================================================================================================


New York Long-Term Tax-Exempt Fund Admiral Shares
--------------------------------------------------------------------------------

                                                   Year Ended        May 14* to
                                                     Nov. 30,          Nov. 30,
For a Share Outstanding Throughout Each Period           2002              2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $11.20            $11.05
Investment Operations
 Net Investment Income                                   .509              .284
 Net Realized and Unrealized Gain (Loss) on Investments  .243              .150
--------------------------------------------------------------------------------
  Total from Investment Operations                       .752              .434
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                   (.509)            (.284)
 Distributions from Realized Capital Gains              (.063)               --
--------------------------------------------------------------------------------
  Total Distributions                                   (.572)            (.284)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $11.38            $11.20
================================================================================
Total Return                                            6.89%             3.94%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                    $811              $626
 Ratio of Total Expenses to Average Net Assets          0.13%           0.15%**
 Ratio of Net Investment Income to Average Net Assets   4.51%           4.58%**
 Portfolio Turnover Rate                                  16%               12%
================================================================================
*Inception.
**Annualized.

Notes to Financial Statements

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund (formerly known as New York Insured Long-Term Tax Exempt Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.
     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
              Capital Contribution        Percentage           Percentage of
                       to Vanguard           of Fund              Vanguard's
New York Tax-Exempt Fund     (000)        Net Assets          Capitalization
--------------------------------------------------------------------------------
Money Market                $304               0.02%                   0.30%
Long-Term                    422               0.02                    0.42
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $326,000 and custodian fees by $19,000. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

D. During the year ended November 30, 2002, the Long-Term Tax-Exempt Fund purchased $481,143,000 of investment securities and sold $304,701,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 2002, the Long-Term Tax-Exempt Fund had capital gains of $23,610,000 available for distribution, which includes $1,150,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
     The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,485,000 from accumulated net realized gains to paid-in capital.
     The Long-Term Tax-Exempt Fund had realized losses totaling $595,000 through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At November 30, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $97,470,000, consisting of unrealized gains of $103,586,000 on securities that had risen in value since their purchase and $6,116,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

At November 30, 2002, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                 -------------------------------
                                                  Aggregate         Unrealized
New York Tax-Exempt Fund/           Number of    Settlement       Appreciation
Futures Contracts      Long (Short) Contracts         Value     (Depreciation)
--------------------------------------------------------------------------------
Long Term/
 10-Year U.S. Treasury Note             (875)       $97,221             $(284)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------------
                                                               Year Ended November 30,

                                                     2002                                2001
                                            -----------------------         -------------------------
                                            Amount           Shares          Amount           Shares
New York Tax-Exempt Fund                     (000)            (000)           (000)            (000)
-----------------------------------------------------------------------------------------------------
Money Market
 Issued                                 $1,462,745        1,462,745      $1,355,937        1,355,937
 Issued in Lieu of Cash Distributions       18,618           18,618          34,238           34,238
 Redeemed                               (1,212,542)      (1,212,542)     (1,185,937)      (1,185,937)
  Net Increase (Decrease)                  268,821          268,821         204,238          204,238
-----------------------------------------------------------------------------------------------------
Long-Term
Investor Shares
 Issued                                   $326,425           28,983        $448,725           40,147
 Issued in Lieu of Cash Distributions       50,572            4,496          52,539            4,701
 Redeemed                                 (391,374)         (34,750)       (885,618)         (79,483)
  Net Increase (Decrease)--Investor Shares (14,377)          (1,271)       (384,354)         (34,635)
Admiral Shares
 Issued                                    315,702           28,030         674,303           60,492
 Issued in Lieu of Cash Distributions       25,281            2,246           9,225              819
 Redeemed                                 (167,486)         (14,867)        (61,453)          (5,432)
  Net Increase (Decrease)--Admiral Shares  173,497           15,409         622,075           55,879
-----------------------------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard New York Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Exempt Money Market Fund and New York Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

January 8, 2003

--------------------------------------------------------------------------------
Special 2002 Tax Information
 (unaudited) for Vanguard New York Tax-Exempt Funds

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The Long-Term Tax-Exempt Fund distributed $11,201,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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If you're like many  Vanguard  investors,  you  believe in  planning  and taking control  of your own  investments.  Vanguard.com  was  built for  you--and  it's getting better all the time. Manage Your Investments With Ease Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
*    Invest online and even manage the mail you get from us. (Prefer to get fund
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Plan Your  Investments  With Confidence
Go to our Planning & Advice and Research Funds & Stocks sections and:
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*    Discover how investment  costs affect your bottom line by using our Compare
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*    Find out how to maximize your after-tax  returns in our PlainTalk(R)  guide
     Be a Tax-Savvy Investor.
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Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
Capitalize on Your IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers. Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* Contribute the maximum amount each year.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* Make it automatic.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* Consider cost.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* Request a direct rollover when you change jobs.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA. If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

--------------------------------------------------------------------------------
The Vanguard(R) Family of Funds

Stock Funds
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

Balanced Funds
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellingto(TM) Fund

Bond Funds
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond MarketIndex Fund

Money Market Funds
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
 Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

Variable Annuity
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer             Director/Trustee of The Vanguard Group, Inc., and
May 1987                   and Trustee                         of each of the investment companies served by The
                           (112)                               Vanguard Group.
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                             The Partners of '63 (pro bono ventures in education)
(1937)                     (112)                               ; Senior Adviser to Greenwich Associates
January 2001                                                   (international business strategy consulting);
                                                               Successor Trustee of Yale University; Overseer of
                                                               the Stern School of Business at New York University;
                                                               Trustee of the Whitehead Institute for Biomedical
                                                               Research.
-------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                             Chairman and Chief Executive Officer (since October
(1945)                     (112)                               1999), Vice Chairman (January-September 1999), and
December 2002                                                  Vice President (prior to September 1999) of Rohm and
                                                               Haas Co. (chemicals); Director of Technitrol, Inc.
                                                               (electronic components), and Agere Systems
                                                               (communications components); Board Member of the
                                                               American Chemistry Council; Trustee of Drexel
                                                               University.
-------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                             Vice President, Chief Information Officer, and
(1950)                     (112)                               Member of the Executive Committee of Johnson &
July 1998                                                      Johnson (pharmaceuticals/consumer products);
                                                               Director of the Medical Center at Princeton and
                                                               Women's Research and Education Institute.
-------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                             Chemical Bank Chairman's Professor of Economics,
(1932)                     (110)                               Princeton University; Director of Vanguard
May 1977                                                       Investment Series plc (Irish investment fund) (since
                                                               November 2001), Vanguard Group (Ireland) Limited
                                                               (Irish investment management firm) (since November
                                                               2001), Prudential Insurance Co. of America, BKF
                                                               Capital (investment management), The Jeffrey Co.
                                                               (holding company), and NeuVis, Inc. (software
                                                               company).
-------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                             Chairman, President, Chief Executive Officer, and
(1941)                     (112)                               Director of NACCO Industries, Inc. (forklift trucks/
January 1993                                                   housewares/lignite); Director of Goodrich
                                                               Corporation (industrial products/aircraft systems
                                                               and services); Director of Standard Products Company
                                                               (a supplier for the automotive industry) until 1998.
-------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                             Retired Chairman and Chief Executive Officer of Rohm
(1936)                                                         and Haas Co. (chemicals); Director of Cummins Inc.
April 1985                                                     (diesel engines), The Mead Corp. (paper products),
                                                               and AmerisourceBergen Corp. (pharmaceutical
                                                               distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                           Managing Director and General Counsel of The
(1951)                     (112)                               Vanguard Group, Inc. (since September 1997);
June 2001                                                      Secretary of The Vanguard Group and of each of the
                                                               investment companies served by The Vanguard Group;
                                                               Principal of The Vanguard Group (prior to September
                                                               1997).
-------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                           Principal of The Vanguard Group, Inc.; Treasurer of
(1957)                     (112)                               each of the investment companies served by The
July 1998                                                      Vanguard Group.
-------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

[VNAGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q760 012003